                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3632

                             SCUDDER TAX FREE TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       5/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Intermediate Tax/AMT Free Fund

Annual Report to Shareholders

May 31, 2004

This fund was formerly known as Scudder Medium Term Tax-Free Fund.

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources-

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may focus on investments from a single state or sector of the municipal securities markets, which can increase risk because of the factors affecting the state or region, such as economic or fiscal problems. Additionally, although the fund seeks income that is federally tax free, a portion of the fund's returns may be subject to federal, state and local tax. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 11, 2001 are derived from the historical performance of Class S shares of the Scudder Intermediate Tax/AMT Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	-1.02%	4.31%	4.31%	5.02%
Class B	-1.80%	3.48%	3.48%	4.18%
Class C	-1.76%	3.48%	3.49%	4.20%
Lehman Brothers Municipal Bond Index+	-.03%	5.52%	5.49%	6.33%
Lehman Brothers 7-Year Municipal Bond Index++	-.32%	5.49%	5.50%	5.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 5/31/04	$ 11.26	$ 11.26	$ 11.25
5/31/03	$ 11.81	$ 11.81	$ 11.80
Distribution Information: Twelve Months: Income Dividends as of 5/31/04	$ .43	$ .34	$ .34
Capital Gains as of 5/31/04	$ .003	$ .003	$ .003
May Income Dividend	$ .0358	$ .0287	$ .0289
SEC 30-day Yield as of 5/31/04++++	2.58%	1.92%	1.91%
Tax Equivalent Yield as of 5/31/04++++	3.97%	2.95%	2.94%
Current Annualized Distribution Rate as of 5/31/04++++	3.74%	3.00%	3.02%

++++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended May 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 2.58%, 1.87% and 1.90% for Class A, B and C, respectively, had certain expenses not been reduced.
Class A Lipper Rankings - Intermediate Municipal Debt Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	93	of	149	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Intermediate Tax/AMT Free Fund - Class A [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,626	$11,038	$12,011	$15,873
	Average annual total return	-3.74%	3.35%	3.73%	4.73%
Class B	Growth of $10,000	$9,534	$10,879	$11,765	$15,065
	Average annual total return	-4.66%	2.85%	3.30%	4.18%
Class C	Growth of $10,000	$9,824	$11,081	$11,872	$15,093
	Average annual total return	-1.76%	3.48%	3.49%	4.20%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$9,997	$11,750	$13,064	$18,478
	Average annual total return	-.03%	5.52%	5.49%	6.33%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$9,968	$11,738	$13,069	$17,877
	Average annual total return	-.32%	5.49%	5.50%	5.98%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
++ The Lehman Brothers 7-Year Municipal Bond Index is a total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Returns shown for Class AARP for periods prior to October 2, 2000 are derived from historical performance of Class S shares of the Scudder Intermediate Tax/AMT Free Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/04
Scudder Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	-.78%	4.55%	4.65%	5.33%
Class AARP	-.76%	4.58%	4.59%	5.31%
Lehman Brothers Municipal Bond Index+	-.03%	5.52%	5.49%	6.33%
Lehman Brothers 7-Year Municipal Bond Index++	-.32%	5.49%	5.50%	5.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 5/31/04	$ 11.27	$ 11.26
5/31/03	$ 11.82	$ 11.81
Distribution Information: Twelve Months: Income Dividends as of 5/31/04	$ .46	$ .46
Capital Gains as of 5/31/04	$ .003	$ .003
May Income Dividend	$ .0385	$ .0371
SEC 30-day Yield as of 5/31/04++++	2.85%	2.85%
Tax Equivalent Yield as of 5/31/04++++	4.38%	4.38%
Current Annualized Distribution Rate as of 5/31/04++++	4.02%	3.88%

++++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended May 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 2.80% and 2.82% for Class AARP and Class S respectively, had certain expenses not been reduced.
Class S Lipper Rankings - Intermediate Municipal Debt Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	70	of	149	47
3-Year	69	of	118	58
5-Year	47	of	96	48
10-Year	25	of	67	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Intermediate Tax/AMT Free Fund - Class S [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31

Comparative Results as of 5/31/04
Scudder Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,922	$11,427	$12,549	$16,816
	Average annual total return	-.78%	4.55%	4.65%	5.33%
Class AARP	Growth of $10,000	$9,924	$11,438	$12,516	$16,770
	Average annual total return	-.76%	4.58%	4.59%	5.31%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$9,997	$11,750	$13,064	$18,478
	Average annual total return	-.03%	5.52%	5.49%	6.33%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$9,968	$11,738	$13,069	$17,877
	Average annual total return	-.32%	5.49%	5.50%	5.98%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
++ The Lehman Brothers 7-Year Municipal Bond Index is a total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Intermediate Tax/AMT Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Intermediate Tax/AMT Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1998.

• Over 28 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1990.

• Over 18 years of investment industry experience.

Shelly Deitert

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Over 7 years of investment industry experience.

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of Scudder Intermediate Tax/AMT Free Fund. Shelly Deitert is also a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended May 31, 2004?

A: Municipal bonds and the broad bond market, in general, suffered slight declines for the 12-month period ended May 31, 2004. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned -0.03% for the annual period ended May 31, 2004.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned -0.44% for the same period.2

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Overall, municipal bond yields ended higher than they began the period, and 10-year municipal bonds outperformed 10-year Treasury bonds. For the period, 10-year Treasury bond yields moved from 3.37% to 4.66%, a rise of 1.29 percentage points.3 Ten-year municipal bond yields rose 0.83 percentage points from 3.10% to 3.93%.4 The municipal bond yield curve between maturities of two years to 30 years flattened as yields on shorter maturity bonds generally rose more than longer-term bonds. A flattening yield curve means that the difference in yields between longer-term and shorter-term maturities is becoming smaller, and investors generally have less incentive to buy bonds with longer maturities. The graph below shows municipal bond yield changes from the beginning to the end of the period. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities.

3 Source: Bloomberg.
4 Source: Municipal Market Data.

On the economic front, shortly after the period began, the Federal Reserve Board (the "Fed") reduced the federal funds rate, a benchmark for the market's interest rate levels, by a quarter of a percentage point to 1% on June 25, 2003. The market had anticipated a larger rate reduction and was surprised by the degree that the Fed's views on the US economy and its recovery had improved. As a result, investors pulled money out of bonds, rapidly driving the prices on bonds lower due to this lower demand. Since bond yields move in the opposite direction from prices, municipal bond yields rose in the third calendar quarter of 2003.5

5 Source: Municipal Market Data.
AAA Municipal bond yield curve (as of 5/30/03 and 5/28/04)

Maturity

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Municipal Market Data.

The Fed made no other changes to the federal funds rate for the remainder of the fund's fiscal period. In statements released in August, September and October, the Fed stated that while areas of the economy were progressing, improvement was still needed before a full recovery would be reached, and it was likely that the federal funds rate would remain unchanged.

Near the end of 2003 and moving into early 2004, the economy continued to make headway as reports on manufacturing, housing and economic growth were strong. Still, there remained some doubts as to whether this was a full economic recovery, as employment figures remained less robust. In the final months of the period, the Fed began to send signals that the economy was in full recovery and that inflation was becoming a greater concern, and that, therefore, "measured" increases in the federal funds rate were more imminent.

Q: Will you discuss municipal bond supply and demand in the period and its importance in the bond market?

A: Throughout much of 2003, states deluged the market with record levels of new issues, which were brought to market to help make up for revenue shortfalls and refinance old debt at lower rates, which resulted in record supply levels. However, as states completed much of the refinancing and new issuance that they needed, supply became somewhat less abundant toward the final months of 2003. Overall, issuance levels heightened again in 2004 boosted by issuance of $7.9 billion California Economic Recovery Bonds - the largest municipal bond issuance in history. In addition, demand was solid in the first half of the period, but lessened near the beginning of 2004.

Supply and demand factors are important because they are one way a bond's price can be driven higher or lower. High demand or low supply can cause a bond's price to rise, while lessened demand or a flood of supply can cause a bond's price to decline. A bond's yield moves in the opposite direction of its price.

Q: How did Scudder Intermediate Tax/AMT Free Fund perform for the 12-month period ended May 31, 2004?

A: Scudder Intermediate Tax/AMT Free Fund posted a total return of -1.02% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance) underperforming its average peer in the Lipper Intermediate Municipal Debt Funds category, which returned -0.70%.6 The fund underperformed its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which returned -0.03%. The fund's returns lagged its second index, the Lehman Brothers 7-year Municipal Bond Index, which returned -0.32.7 (Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

6 The Lipper Intermediate Municipal Debt Funds category includes funds which invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.
7 The Lehman Brothers 7-Year Municipal Bond Index is a total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Q: How was the fund positioned, and how did this positioning contribute to performance for the annual period ended May 31, 2004?

A: One reason for the fund's weaker absolute and relative results is its higher-quality portfolio. Overall, during the period, lower-quality bonds tended to outperform higher-quality bonds, as lower-quality bonds generally delivered higher yields, which were in demand given the low-interest-rate environment during the period. In addition, the fund's investment strategy of investing in bonds with maturities between five and 15 years hurt absolute results. Bonds with maturities between five and 10 years made up the worst-performing area of the yield curve in the period, and investments there tended to underperform.

The fund's performance was helped by bonds that were prerefunded.8 Since interest rates remained so low for much of the period, municipalities issued new bonds at those low rates to pay off older bonds on which they were paying higher rates. These older bonds were then escrowed in US Treasury bonds, and that helped boost the value of the bonds, since US Treasury bonds are the highest-quality bonds available.

8 A prerefunded bond, originally issued as a regular or revenue bond, is now secured by a second issue of bonds which are held in an "escrow fund" consisting of U.S. government debt until the first bond issue reaches maturity.

Returns were also aided by our stake in California general obligation bonds, which performed well in the period. Throughout the period, we positioned the portfolio for a flattening of the yield curve for the two- to 15-year range, which began to occur at the end of the fiscal period. However, prior to the curve flattening, this positioning held back results somewhat.

Overall, we believe municipal bond valuations relative to Treasuries and agencies are attractive throughout the yield curve, and particularly for maturities of two to 10 years.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Diversification	5/31/04	5/31/03

Revenue Bonds	43%	46%
General Obligation Bonds	42%	42%
US Government Secured	12%	9%
Lease Revenue	3%	3%
	100%	100%

Quality	5/31/04	5/31/03

AAA	78%	72%
AA	13%	12%
A	7%	11%
BBB	2%	4%
BB	-	1%
	100%	100%

Effective Maturity	5/31/04	5/31/03

Less than 1 year	5%	8%
1 < 5 years	26%	26%
5 < 10 years	59%	48%
10 < 15 years	10%	18%
	100%	100%

Weighted average effective maturity: 6.3 years and 6.5 years, respectively.

Top Five State Allocations	5/31/04	5/31/03

Texas	13%	13%
New York	10%	10%
California	10%	5%
Illinois	9%	11%
Michigan	7%	6%

Diversification, quality, effective maturity and state allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Alaska 5.3%
Anchorage, AK, State GO, Series A, 5.5%, 6/1/2017 (b)	3,035,000	3,298,165
North Slope Borough, AK, Other GO:
Series B, Zero Coupon, 6/30/2004 (b) (d)	19,500,000	19,477,770
Series A, Zero Coupon, 6/30/2006 (b)	11,150,000	10,623,497
		33,399,432
Arizona 3.2%
Arizona, School District GO, School Facilities Board Revenue:
Series B, 5.25%, 9/1/2017 (b)	2,500,000	2,657,075
5.5%, 7/1/2014	4,000,000	4,401,600
Arizona, Water & Sewer Revenue, Water Quality, Series A, 5.375%, 10/1/2015	2,500,000	2,781,875
Maricopa County, AZ, School District GO, Unified School District No.41, Gilbert School:
Zero Coupon, 1/1/2006 (b)	2,925,000	2,829,791
Zero Coupon, 7/1/2006 (b)	7,605,000	7,255,779
		19,926,120
Arkansas 0.0%
Rogers County, AR, Sales & Special Tax Revenue, 5.35%, 11/1/2011	50,000	50,020
California 9.8%
California, Department Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015 (b)	10,000,000	10,922,600
California, Electric Revenue, Central Valley Financing Authority, Cogeneration Project, Carson Ice-General Project, 6.0%, 7/1/2009	135,000	139,442
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	7,000,000	7,674,730
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (b)	6,825,000	7,518,488
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,026,154
California, State GO:
5.0%, 10/1/2016	3,000,000	3,074,850
5.25%, 2/1/2018	5,000,000	5,185,700
California, Water & Sewer Revenue, Series Y, 5.25%, 12/1/2016 (b)	3,000,000	3,221,430
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, ETM, Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2009	7,275,000	8,150,619
Series A, ETM, Zero Coupon, 1/1/2005	1,000,000	991,170
Long Beach, CA, Sales & Special Tax Revenue, Project Revenue, Aquarium of the Pacific Project, Series A, ETM, 5.75%, 7/1/2005	930,000	951,576
Los Angeles, CA, School District GO, 5.5%, 7/1/2015 (b)	4,000,000	4,403,760
Sacramento, CA, Electric Revenue, Congeneration Project, Proctor and Gamble Project, 7.0%, 7/1/2004	1,200,000	1,205,640
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (b)	825,000	593,860
		61,060,019
Colorado 0.9%
Arapahoe County, CO, Transportation/Toll Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, 6.9%, 8/31/2015	300,000	328,707
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016 (b)	5,000,000	5,469,300
		5,798,007
Connecticut 1.1%
Connecticut, Hospital & Healthcare Revenue, Windham Community Memorial Hospital, Series C, 5.75%, 7/1/2011	2,500,000	2,389,850
Connecticut, State GO, Series A, 5.375%, 4/15/2016	4,000,000	4,313,760
		6,703,610
District of Columbia 2.3%
District of Columbia, Core City, GO:
Series B-1, 5.3%, 6/1/2005 (b)	6,000,000	6,225,360
Series A, 5.875%, 6/1/2005 (b)	1,040,000	1,085,021
District of Columbia, GO, Series A, ETM, 5.875%, 6/1/2005 (b)	2,610,000	2,724,240
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (b)	3,630,000	4,184,011
		14,218,632
Georgia 2.4%
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (b)	1,000,000	1,083,260
Forsyth County, GA, School District GO, 6.0%, 2/1/2014	1,000,000	1,136,150
Georgia, State, GO, 6.75%, 9/1/2010	5,370,000	6,364,470
Georgia, State, GO, Higher Education Revenue, Series D, 5.75%, 10/1/2013	5,000,000	5,611,350
Richmond County, GA, County GO, Board of Education, 5.0%, 11/1/2007	1,000,000	1,075,350
		15,270,580
Hawaii 1.2%
Hawaii, State GO, Series CI, 4.75%, 11/1/2008	7,050,000	7,541,808
Illinois 9.3%
Chicago, IL, Core City GO, Capital Appreciation Project, Series A, Step-up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016	1,100,000	836,682
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	7,416,833
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	3,668,300
Hoffman Estates, IL, Sales & Special Tax Revenue, Tax Increment Revenue, Zero Coupon, 5/15/2006	8,500,000	7,931,860
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Zero Coupon, 6/15/2004 (b)	10,500,000	10,493,700
Illinois, State GO:
4.6%, 12/1/2005	5,000,000	5,076,450
Series First, Prerefunded, 5.75%, 6/1/2011 (b)	3,000,000	3,389,760
Series First, Prerefunded, 6.0%, 1/1/2012 (b)	3,305,000	3,758,049
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,452,252
Rosemont, IL, Core City GO, Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	2,517,931
Rosemont, IL, Core City GO, Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	2,457,480
University of Illinois, Higher Education Revenue, Auxiliary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,270,125
Series A, 5.5%, 4/1/2016 (b)	3,580,000	3,952,392
		58,221,814
Indiana 2.1%
Indianapolis, IN, City Core GO, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,404,040
Indianapolis, IN, State Agency (REV) Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	9,535,280
Purdue University, IN, Student Loans Revenue, Student Fee Service, Series B, Prerefunded, 6.7%, 7/1/2015	250,000	265,222
		13,204,542
Iowa 0.4%
Iowa, Hospital & Healthcare Revenue, Finance Authority, 6.5%, 2/15/2007	2,000,000	2,173,660
Kansas 0.4%
Johnson County, KS, School District GO, Unified School District No.231, Series A, 5.25%, 10/1/2014 (b)	2,220,000	2,448,482
Kentucky 0.4%
Kentucky, State (REV) Lease, State Property and Buildings Commission Revenue, Project No.68, Prerefunded, 5.75%, 10/1/2012	2,000,000	2,265,380
Lexington-Fayette, KY, Project Revenue, University of Kentucky Alumni Association, Inc. Project, Prerefunded, 6.5%, 11/1/2009 (b)	300,000	312,555
		2,577,935
Louisiana 0.8%
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 7.95%, 12/1/2013 (b)	2,815,000	3,677,375
Orleans, LA, Sales & Special Tax Revenue, Levee, District Improvement Project, 5.95%, 11/1/2014 (b)	1,455,000	1,583,317
		5,260,692
Maine 0.0%
Maine, Health and Higher Educational Facilities Revenue:
Series B, ETM, 6.3%, 7/1/2004 (b)	135,000	135,621
Series B, Prerefunded, 6.5%, 7/1/2006 (b)	100,000	102,476
		238,097
Maryland 0.9%
Maryland, State GO, Series A, 5.5%, 3/1/2017	4,765,000	5,344,090
Massachusetts 1.9%
Massachusetts, Bay Transportation Authority, Mass Revenue, Prerefunded, Series A, 5.75%, 7/1/2015	915,000	1,032,111
Massachusetts, Bay Transportation Authority Revenue, Series A, Unrefunded, 5.75%, 7/1/2015	85,000	92,968
Massachusetts, State GO:
Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,107,870
Series B, 5.75%, 6/1/2009	8,340,000	9,253,814
Series C, Prerefunded, 5.75%, 10/1/2015	250,000	280,897
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,237
		11,777,897
Michigan 7.2%
Brighton, MI, School District GO, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	2,859,900
Detroit, MI, Core City GO:
Series B, 5.875%, 4/1/2013 (b)	2,410,000	2,714,335
Series B, 5.875%, 4/1/2014 (b)	2,555,000	2,877,645
Detroit, MI, GO, Series A, Prerefunded, 6.7%, 4/1/2010	300,000	316,125
Detroit, MI, State GO:
Series A, 5.0%, 4/1/2010 (b) (c)	5,000,000	5,269,950
Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,139,200
Grand Rapids, MI, Sales & Special Tax Revenue, Downtown Development Authority, 6.2%, 6/1/2004 (b)	175,000	175,070
Hartland, MI, School District GO, 5.375%, 5/1/2014	3,295,000	3,588,387
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	245,000	255,783
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014 (b)	3,000,000	3,338,850
Michigan, Sales & Special Tax Revenue, State Trunk Line, Series A, 5.5%, 11/1/2014 (b)	3,000,000	3,342,150
Michigan, State Agency (GO) Lease, State Building Authority, Series I, 6.5%, 10/1/2004	160,000	162,832
Michigan, State Agency (REV) Lease, Municipal Bond Authority, Series A, Zero Coupon, 6/15/2006 (b)	4,750,000	4,535,300
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,247,155
Romulus Township, MI, School District, Series II, Prerefunded, Zero Coupon, 5/1/2022 (b)	12,400,000	4,198,144
Walled Lake, MI, School District GO, 5.75%, 5/1/2013	2,000,000	2,218,540
		45,239,366
Minnesota 0.5%
Minnesota, General Obligation, 5.0%, 8/1/2016	2,950,000	3,128,032
Mississippi 0.5%
Rankin County, MS, School District GO, 5.25%, 2/1/2015 (b)	2,845,000	3,095,872
Missouri 3.0%
Missouri, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,575,616
Missouri, Hospital & Healthcare Revenue, Lake Of The Ozarks General Hospital, 6.0%, 2/15/2006	205,000	215,435
Missouri, Public Building Authority, Third State Building, Series A, 5.0%, 8/1/2007	10,000,000	10,763,900
Missouri, Water & Sewer Revenue, State Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	3,870,712
		18,425,663
Nebraska 0.3%
Omaha, NE, School District GO, Series A, 6.5%, 12/1/2013	1,500,000	1,813,860
Nevada 1.3%
Clark County, NV, School District GO, Building and Renovation, Series B, 6.5%, 6/15/2007 (b)	7,000,000	7,795,550
New Hampshire 0.2%
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	1,300,000	1,326,091
New Jersey 1.1%
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund:
Series B, 6.5%, 6/15/2011 (b)	85,000	100,348
Series B, 6.5%, 6/15/2011 (b)	140,000	164,594
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants:
Series B, 5.75%, 9/15/2013 (b)	2,760,000	3,125,397
Series B, 6.0%, 9/15/2015 (b)	500,000	573,230
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014 (b)	2,630,000	2,947,178
		6,910,747
New York 10.1%
Long Island, NY, Electric Revenue, Power Authority, Series B, 5.25%, 12/1/2014	4,000,000	4,275,280
New York, Higher Education Revenue, University Adult Facilities, Series B, 5.75%, 5/15/2013 (b)	1,400,000	1,592,556
New York, Metropolitan Transportation Authority Revenue:
Series A, 5.0%, 11/15/2012 (b)	3,220,000	3,499,560
Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,629,700
New York, Sales & Special Tax Revenue, Thruway Authority, Series A, 5.5%, 3/15/2015	3,365,000	3,656,577
New York, State (GO) Lease, Metropolitan Transportation Authority, Transit Facilities Revenue, Series O, ETM, 5.75%, 7/1/2007	1,975,000	2,162,625
New York, State Agency (GO) Lease, Urban Development Corporation, Onondaga County Convention Center, 6.0%, 1/1/2005	1,535,000	1,575,555
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Project, 5.5%, 4/1/2011 (b)	2,500,000	2,768,825
New York, NY, Core City GO:
Series B, 5.75%, 8/1/2015	5,000,000	5,407,200
Series I, 6.25%, 4/15/2006	1,000,000	1,070,920
Series G, 6.75%, 2/1/2009	5,000,000	5,690,500
Series B, 7.25%, 8/15/2007	2,900,000	3,271,722
New York, NY, General Obligation, Series A, 5.5%, 8/1/2014	6,670,000	7,223,277
New York, NY, GO, Series D, 6.5%, 2/15/2005	675,000	698,483
New York, NY, Prerefunded, 6.5%, 2/15/2005	640,000	663,226
New York, NY, State Agency (GO) Lease, Tobacco Settlement Funding Corp., Series A-1, 5.5%, 6/1/2018	10,000,000	10,607,500
New York, NY, Sports, Expo & Entertainment Revenue, City Industrial Development Agency, USTA National Tennis Center Project, 6.1%, 11/15/2004 (b)	200,000	204,330
Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	3,080,000	3,268,003
		63,265,839
North Carolina 1.1%
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,046,970
North Carolina, Electric Revenue, Power Agency No.1 Catawba Electric, 7.25%, 1/1/2007 (b)	5,000,000	5,584,250
		6,631,220
Ohio 1.0%
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services:
5.15%, 7/1/2007	1,000,000	1,041,810
5.4%, 7/1/2010	750,000	774,090
Ohio, Higher Education Revenue, University of Findlay Project, 5.75%, 9/1/2007	375,000	390,499
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	1,140,000	1,261,239
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,544,434
		6,012,072
Oklahoma 0.0%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 5.75%, 8/15/2006	150,000	157,301
Oregon 1.7%
Multnomah County, OR, School District GO, Series E, 5.625%, 6/15/2013	1,645,000	1,831,198
Oregon, Sales & Special Tax Revenue, Department Administrative Services, Lottery Revenue, Series B, 5.75%, 4/1/2013 (b)	4,000,000	4,502,640
Washington & Clackamas Counties, OR, School District GO, 5.375%, 6/15/2017 (b)	4,000,000	4,303,040
		10,636,878
Pennsylvania 4.3%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,653,046
Delaware County, PA, County GO, 5.125%, 10/1/2014	4,200,000	4,476,360
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Ursinus College Project, 5.5%, 1/1/2007	265,000	284,928
Pennsylvania, State GO, Series First, 6.0%, 1/15/2013 (d)	5,500,000	6,302,890
Philadelphia, PA, School District GO:
Series C, 5.75%, 3/1/2011 (b)	500,000	555,290
Series C, 5.875%, 3/1/2013 (b)	1,000,000	1,113,730
Pittsburgh, PA, School District GO, 5.25%, 9/1/2009 (b)	2,000,000	2,179,500
Pittsburgh, PA, State GO, Series A, 5.5%, 9/1/2015 (b)	5,000,000	5,542,450
Scranton and Lackawanna, PA, Hospital & Healthcare Revenue, Health and Welfare Authority, Community Medical Center Project, 5.5%, 7/1/2008 (b)	2,725,000	2,979,352
		27,087,546
South Carolina 1.5%
South Carolina, Hospital & Healthcare Revenue, Franciscan Sisters of the Poor Health System, ETM, 6.375%, 7/1/2004	1,215,000	1,220,431
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015 (b)	3,705,000	4,008,921
5.375%, 6/1/2016 (b)	3,900,000	4,219,371
		9,448,723
Tennessee 2.4%
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,663,692
Memphis and Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, 5.5%, 11/1/2015 (b)	3,545,000	3,890,141
Nashville and Davidson Counties, TN, Electric Revenue, Series B, 5.5%, 5/15/2014	3,535,000	3,964,396
Nashville and Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,637,260
		15,155,489
Texas 13.0%
Austin, TX, Electric Revenue, Zero Coupon, 11/15/2009 (b)	5,775,000	4,703,911
Austin, TX, Water & Sewer Revenue, 5.75%, 5/15/2014 (b)	2,800,000	3,107,328
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014 (b)	6,500,000	7,641,140
Denison, TX, Hospital & Healthcare Revenue, Texoma Medical Center, Inc. Project, 6.125%, 8/15/2012	1,000,000	1,022,590
Harris County, TX, GO, Series A, Zero Coupon, 8/15/2006 (b)	3,915,000	3,714,904
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (b)	8,250,000	8,928,975
Series B, 5.75%, 12/1/2016 (b)	1,000,000	1,143,050
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,918,700
North East, TX, School District, GO, 6.0%, 2/1/2015	4,575,000	5,200,402
Plano, TX, School District, GO, 5.25%, 2/15/2014	4,625,000	4,983,900
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, Richardson Medical Center, Series 1993, 6.5%, 12/1/2012	1,085,000	1,107,818
Texas, Electric Revenue, Lower Colorado River Authority, Series A, 5.875%, 5/15/2014 (b)	2,500,000	2,786,375
Texas, Electric Revenue, Texas Electric Co. Project, Series A, 5.5%, 5/1/2022	1,750,000	1,850,310
Texas, Municipal Power Agency:
ETM, Zero Coupon, 9/1/2007 (b)	542,000	494,098
ETM, Zero Coupon, 9/1/2007 (b)	7,843,000	7,123,013
Zero Coupon, 9/1/2014 (b)	35,000	22,039
Zero Coupon, 9/1/2014 (b)	1,765,000	1,097,018
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (b)	3,710,000	4,025,016
Texas, Water & Sewer Revenue, State Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,529,969
Series A, 5.75%, 7/15/2013	3,000,000	3,317,400
Series B, 5.75%, 7/15/2014	3,555,000	3,931,119
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2007 (b)	2,000,000	2,196,920
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,112,940
Series A, 6.25%, 11/15/2013 (b)	5,000,000	5,769,600
Waxahachie, TX, Independent School District, ETM, Zero Coupon, 8/15/2009	150,000	124,640
Waxahachie, TX, School District GO, Independent School District, Zero Coupon, 8/15/2009	250,000	206,037
		81,059,212
Utah 1.4%
Utah, Electric Revenue, Intermountain Power Agency:
Series B, ETM, 6.25%, 7/1/2006 (b)	5,060,000	5,489,037
Series B, 6.25%, 7/1/2006 (b)	2,940,000	3,185,490
		8,674,527
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	2,107,720
Washington 3.2%
Douglas County, WA, School District GO, School District No.206, Eastmont, 5.75%, 12/1/2013 (b)	2,000,000	2,241,120
Energy Northwest, WA, Washington Electric Revenue, Columbia Generating, Series B, 5.35%, 7/1/2018 (b)	2,420,000	2,550,728
King and Snohomish Counties, WA, County GO, 5.75%, 12/1/2015 (b)	8,000,000	8,904,880
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No.2:
Series A, 5.25%, 7/1/2008	3,000,000	3,068,970
Series A, 5.8%, 7/1/2007	2,120,000	2,317,648
Series A, 6.3%, 7/1/2012	1,000,000	1,167,400
		20,250,746
West Virginia 0.5%
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,204,923
Wisconsin 3.0%
Wisconsin, Hospital & Healthcare Revenue, Mercy Health System Corp.:
6.0%, 8/15/2005 (b)	1,400,000	1,473,150
6.125%, 8/15/2006 (b)	1,480,000	1,604,498
6.25%, 8/15/2007 (b)	1,000,000	1,108,400
Wisconsin, Hospital & Healthcare Revenue, Wheaton Franciscan Service, Inc., 5.8%, 8/15/2004 (b)	1,675,000	1,690,929
Wisconsin, State GO:
Series C, 5.25%, 5/1/2016 (b)	7,705,000	8,236,722
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,530,440
		18,644,139
Total Investment Portfolio - 100.0% (Cost $595,055,036) (a)		625,286,953

(a) The cost for federal income tax purposes was $594,911,846. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $30,375,107. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,605,119 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,230,012.
(b) Bond is insured by one of these companies:
Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	13.8
FGIC	Financial Guaranty Insurance Company	11.9
FSA	Financial Security Assurance	15.7
MBIA	Municipal Bond Investors Assurance	16.4

(c) When-issued or forward delivery security (see Notes to Financial Statements).
(d) At May 31, 2004, these securities have been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At May 31, 2004, open futures contracts sold short were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
US Treasury Note 5 Year	9/21/2004	381	41,264,086	41,213,484	50,602

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004
Assets
Investments in securities, at value (cost $595,055,036)	$ 625,286,953
Receivable for investments sold	15,000
Interest receivable	8,011,876
Receivable for Fund shares sold	490,610
Receivable for daily variation on open future contracts	128,683
Other assets	7,647
Total assets	633,940,769
Liabilities
Due to custodian bank	3,426,307
Payable for investments purchased	10,867,978
Payable for when-issued and forward delivery securities	5,238,700
Dividends payable	504,593
Payable for Fund shares redeemed	677,858
Accrued management fee	234,830
Other accrued expenses and payables	251,251
Total liabilities	21,201,517
Net assets, at value	$ 612,739,252
Net Assets
Net assets consist of: Undistributed net investment income	153,620
Net unrealized appreciation (depreciation) on: Investments	30,231,917
Futures	50,602
Accumulated net realized gain (loss)	522,944
Paid-in capital	581,780,169
Net assets, at value	$ 612,739,252

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($86,744,351 / 7,705,516 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.26
Maximum offering price per share (100 / 97.25 of $11.26)	$ 11.58
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,446,811 / 838,711 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.26
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,074,646 / 1,250,558 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.25
Class AARP Net Asset Value, offering and redemption price per share ($7,613,411 / 675,701 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.27
Class S Net Asset Value, offering and redemption price per share ($494,860,033 / 43,937,528 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.26

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2004
Investment Income
Income: Interest	$ 30,393,709
Expenses: Management fee	3,428,562
Administrative fee	841,465
Distribution service fees	446,116
Trustees' fees and expenses	20,969
Other*	222,581
Total expenses, before expense reductions	4,959,693
Expense reductions	(42,841)
Total expenses, after expense reductions	4,916,852
Net investment income	25,476,857
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(856,667)
Interest rate swaps	378,996
Futures	269,091
(208,580)
Net unrealized appreciation (depreciation) during the period on: Investments	(31,144,888)
Futures	158,826
Interest rate swaps	206,400
(30,779,662)
Net gain (loss) on investment transactions	(30,988,242)
Net increase (decrease) in net assets resulting from operations	$ (5,511,385)

* Included herein are amounts representing two months of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to Financial Statements) including services to shareholders, custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2004	2003
Operations: Net investment income	$ 25,476,857	$ 26,385,511
Net realized gain (loss) on investment transactions	(208,580)	668,801
Net unrealized appreciation (depreciation) on investment transactions during the period	(30,779,662)	27,326,629
Net increase (decrease) in net assets resulting from operations	(5,511,385)	54,380,941
Distributions to shareholders from: Net investment income: Class A	(3,171,834)	(1,863,115)
Class B	(302,311)	(268,851)
Class C	(385,203)	(249,328)
Class AARP	(271,933)	(190,937)
Class S	(20,978,073)	(23,615,446)
Net realized gains: Class A	(22,067)	(221,080)
Class B	(2,638)	(37,355)
Class C	(3,331)	(37,696)
Class AARP	(1,754)	(20,460)
Class S	(137,480)	(2,431,960)
Fund share transactions: Proceeds from shares sold	121,226,283	151,081,629
Reinvestment of distributions	15,232,625	18,906,473
Cost of shares redeemed	(147,694,755)	(161,269,834)
Net increase (decrease) in net assets from Fund share transactions	(11,235,847)	8,718,268
Increase (decrease) in net assets	(42,023,856)	34,162,981
Net assets at beginning of period	654,763,108	620,600,127
Net assets at end of period (undistributed net investment income of $166,610 and $149,081, respectively)	$ 612,739,252	$ 654,763,108

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.81	$ 11.34	$ 11.26
Income from investment operations: Net investment income	.43	.45	.46
Net realized and unrealized gain (loss) on investment transactions	(.55)	.52	.08
Total from investment operations	(.12)	.97	.54
Less distributions from: Net investment income	(.43)	(.45)	(.46)
Net realized gains on investment transactions	(.00)[b]	(.05)	-
Total distributions	(.43)	(.50)	(.46)
Net asset value, end of period	$ 11.26	$ 11.81	$ 11.34
Total Return (%)[c]	(1.02)[d]	8.78	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	70	30
Ratio of expenses before expense reductions (%)	.96	.93	.92*
Ratio of expenses after expense reductions (%)	.94	.93	.92*
Ratio of net investment income (%)	3.71	3.96	4.19*
Portfolio turnover rate (%)	21	13	18
[a] For the period from June 11, 2001 (commencement of operations of Class A shares) to May 31, 2002.
[b] Amount is less than $.005.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
Years Ended May 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.81	$ 11.35	$ 11.26
Income from investment operations: Net investment income	.34	.36	.37
Net realized and unrealized gain (loss) on investment transactions	(.55)	.51	.09
Total from investment operations	(.21)	.87	.46
Less distributions from: Net investment income	(.34)	(.36)	(.37)
Net realized gains on investment transactions	(.00)[b]	(.05)	-
Total distributions	(.34)	(.41)	(.37)
Net asset value, end of period	$ 11.26	$ 11.81	$ 11.35
Total Return (%)[c]	(1.80)[d]	7.88	4.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	6
Ratio of expenses before expense reductions (%)	1.76	1.75	1.74*
Ratio of expenses after expense reductions (%)	1.73	1.75	1.74*
Ratio of net investment income (%)	2.92	3.14	3.37*
Portfolio turnover rate (%)	21	13	18
[a] For the period from June 11, 2001 (commencement of operations of Class B shares) to May 31, 2002.
[b] Amount is less than $.005.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended May 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.80	$ 11.34	$ 11.26
Income from investment operations: Net investment income	.34	.36	.37
Net realized and unrealized gain (loss) on investment transactions	(.55)	.51	.08
Total from investment operations	(.21)	.87	.45
Less distributions from: Net investment income	(.34)	(.36)	(.37)
Net realized gains on investment transactions	(.00)[b]	(.05)	-
Total distributions	(.34)	(.41)	(.37)
Net asset value, end of period	$ 11.25	$ 11.80	$ 11.34
Total Return (%)[c]	(1.76)[d]	7.82	4.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	11	4
Ratio of expenses before expense reductions (%)	1.73	1.72	1.72*
Ratio of expenses after expense reductions (%)	1.70	1.72	1.72*
Ratio of net investment income (%)	2.95	3.17	3.39*
Portfolio turnover rate (%)	21	13	18
[a] For the period from June 11, 2001 (commencement of operations of Class C shares) to May 31, 2002.
[b] Amount is less than $.005.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class AARP
Years Ended May 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.82	$ 11.35	$ 11.22	$ 10.93
Income from investment operations: Net investment income	.46	.48	.50	.34
Net realized and unrealized gain (loss) on investment transactions	(.55)	.52	.13	.29
Total from investment operations	(.09)	1.00	.63	.63
Less distributions from: Net investment income	(.46)	(.48)	(.50)	(.34)
Net realized gains on investment transactions	(.00)[c]	(.05)	-	-
Total distributions	(.46)	(.53)	(.50)	(.34)
Net asset value, end of period	$ 11.27	$ 11.82	$ 11.35	$ 11.22
Total Return (%)	(.76)[d]	9.03	5.71	5.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6	3	1
Ratio of expenses before expense reductions (%)	.70	.69	.68	.73*
Ratio of expenses after expense reductions (%)	.70	.69	.68	.73*
Ratio of net investment income (%)	3.95	4.20	4.42	4.64*
Portfolio turnover rate (%)	21	13	18	21
[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.003, decrease net realized and unrealized gain (loss) per share by $.003, and increase the ratio of net investment income to average net assets from 4.39% to 4.42%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended May 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.81	$ 11.35	$ 11.22	$ 10.68	$ 11.26
Income from investment operations:
Net investment income	.46	.48	.50	.52	.52
Net realized and unrealized gain (loss) on investment transactions	(.55)	.51	.13	.54	(.54)
Total from investment operations	(.09)	.99	.63	1.06	(.02)
Less distributions from:
Net investment income	(.46)	(.48)	(.50)	(.52)	(.52)
Net realized gains on investment transactions	(.00)[b]	(.05)	-	-	(.04)
Total distributions	(.46)	(.53)	(.50)	(.52)	(.56)
Net asset value, end of period	$ 11.26	$ 11.81	$ 11.35	$ 11.22	$ 10.68
Total Return (%)	(.78)[d]	8.92	5.74	10.07	(.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	495	556	578	591	522
Ratio of expenses before expense reductions (%)	.70	.69	.68	.73	.74[c]
Ratio of expenses after expense reductions (%)	.69	.69	.68	.73	.73[c]
Ratio of net investment income (%)	3.95	4.20	4.42	4.67	4.77
Portfolio turnover rate (%)	21	13	18	21	21
[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.003, decrease net realized and unrealized gain (loss) per share by $.003, and increase the ratio of net investment income to average net assets from 4.39% to 4.42%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b] Amount is less than $.005.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .72% and .72%, respectively.
[d] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Intermediate Tax/AMT Free Fund, formerly known as Scudder Medium Term Tax-Free Fund, (the "Fund") is a diversified series of Scudder Tax-Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency, or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2003 through May 31, 2004, the Fund incurred approximately $674,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 657,578
Undistributed taxable income	$ 634
Undistributed net long-term capital gains	$ 178,079
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation) on investments	$ 30,231,917

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended May 31,
	2004	2003
Distributions from tax-exempt income	$ 25,109,354	$ 26,187,677
Distributions from long-term capital gains	$ 167,270	$ 2,748,551

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $145,943,416 and $133,490,770, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% on the next $750,000,000 of such net assets, 0.49% on the next $1,500,000,000 of such net assets, 0.47% on the next $2,500,000,000 of such net assets, 0.45% on the next $2,500,000,000 of such net assets, 0.43% on the next $2,500,000,000 of such net assets, 0.41% on the next $2,500,000,000 of such net assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.175%, 0.225%, 0.200%, 0.150% and 0.150% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees). Furthermore, for the period October 1, 2003 through March 31, 2004, the Advisor voluntarily agreed to waive a portion of its Administrative Fee to the extent necessary to maintain the operating expenses of Class A, B, C, AARP and S shares at 0.672%, 0.712%, 0.672%, 0.800% and 0.692% of average daily net assets, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and trustees and trustee counsel fees). Furthermore, for the period April 1, 2004 through September 30, 2005, the Advisor contractually agreed to maintain the operating expenses of each class at 0.729%, 0.676%, 0.676%, 0.729% and 0.729% of average daily net assets for Class A, B, C, AARP and S shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustees and trustee counsel fees).

For the period from June 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 123,735	$ 14,309
Class B	19,593	2,432
Class C	21,156	3,830
Class AARP	8,494	-
Class S	668,487	-
	$ 841,465	$ 20,571

For the year ended May 31, 2004, the Advisor has agreed to reimburse the Fund an additional $1,653.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through May 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at May 31, 2004
Class A	$ 7,859	$ -	$ 7,859
Class B	1,583	665	918
Class C	1,614	263	1,351
Class AARP	1,879	563	1,316
Class S	49,163	18,591	30,572
	$ 62,098	$ 20,082	$ 42,016

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $47,092, all of which is unpaid at May 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2004 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$ 77,334	$ 5,834
Class C	97,470	8,713
	$ 174,804	$ 14,547

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Effective Rate
Class A	$ 213,044	$ 19,934.25%
Class B	25,778	2,023.25%
Class C	32,490	3,412.25%
	$ 271,312	$ 25,369

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid to SDI in connection with the distribution of Class A shares for the year ended May 31, 2004 aggregated $23,907. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended May 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2004, the CDSC for Class B and C shares aggregated $33,766 and $7,620, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2004 SDI received $6,584.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% of the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2004, the Fund's custodian fees were reduced by $535 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,857,312	$ 44,802,280	4,569,735	$ 53,008,649
Class B	151,578	1,746,821	621,567	7,178,896
Class C	727,932	8,452,485	932,515	10,790,401
Class AARP	343,837	3,965,173	345,950	4,000,467
Class S	5,412,960	62,259,524	6,589,182	76,103,216
		$ 121,226,283		$ 151,081,629
Shares issued to shareholders in reinvestment of distributions
Class A	119,613	$ 1,376,299	107,731	$ 1,244,443
Class B	12,565	144,659	15,680	181,138
Class C	18,481	212,626	13,559	156,693
Class AARP	17,017	195,948	13,902	160,812
Class S	1,155,580	13,303,093	1,485,775	17,163,387
		$ 15,232,625		$ 18,906,473
Shares redeemed
Class A	(2,190,277)	$ (25,169,270)	(1,364,595)	$ (15,857,790)
Class B	(276,703)	(3,199,204)	(180,873)	(2,096,431)
Class C	(433,085)	(4,967,678)	(395,284)	(4,574,555)
Class AARP	(214,194)	(2,470,317)	(108,982)	(1,262,288)
Class S	(9,731,644)	(111,888,286)	(11,897,597)	(137,478,770)
		$ (147,694,755)		$ (161,269,834)
Net increase (decrease)
Class A	1,786,648	$ 21,009,309	3,312,871	$ 38,395,302
Class B	(112,560)	(1,307,724)	456,374	5,263,603
Class C	313,328	3,697,433	550,790	6,372,539
Class AARP	146,660	1,690,804	250,870	2,898,991
Class S	(3,163,104)	(36,325,669)	(3,822,640)	(44,212,167)
		$ (11,235,847)		$ 8,718,268

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Tax-Free Trust and the Shareholders of Scudder Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Intermediate Tax/AMT Free Fund, formerly Scudder Medium Term Tax-Free Fund, (the "Fund") at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
July 28, 2004

Tax Information (Unaudited)

The Fund paid distributions of $0.003 per share from net long-term capital gains during its year ended May 31, 2004, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $220,000 as capital gain dividends for its year end May 31, 2004, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2004, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SZMAX	SZMBX	SZMCX
CUSIP Number	811236-603	811236-702	811236-801
Fund Number	445	645	745

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SMTTX	SCMTX
Fund Number	145	045

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2004, Scudder Tax-Free Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     SCUDDER INTERMEDIATE TAX/AMT FREE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year         Audit       Audit-Related     Tax Fees       All Other
    Ended         Fees Billed      Fees Billed      Billed       Fees Billed
   May 31,          to Fund         to Fund        to Fund         to Fund
--------------------------------------------------------------------------------
2004                $76,500          $185          $7,000              $0
--------------------------------------------------------------------------------
2003                $70,000         $1,846         $6,800              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                           Audit-Related        Tax Fees          All Other
           Fiscal         Fees Billed to       Billed to         Fees Billed
            Year          Adviser and         Adviser and       to Adviser and
            Ended        Affiliated Fund     Affiliated Fund    Affiliated Fund
           May 31,      Service Providers   Service Providers  Service Providers
--------------------------------------------------------------------------------
2004                         $542,483              $0                  $0
--------------------------------------------------------------------------------
2003                         $537,013            $55,500               $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                              Total Non-Audit Fees       Total
                              billed to Adviser and     Non-Audit
                                Affiliated Fund        Fees billed
                               Service Providers       to Adviser
                              (engagements related    and Affiliated
                    Total       directly to the       Fund Service
                  Non-Audit      operations and         Providers
        Fiscal   Fees Billed   financial reporting      (all other   Total of
         Year     to Fund         of the Fund)         engagements)  (A), (B)
        Ended
        May 31,     (A)               (B)                   (C)       and (C)
--------------------------------------------------------------------------------
2004              $7,000              $0            $1,681,369       $1,688,369
--------------------------------------------------------------------------------
2003              $6,800           $55,500          $17,300,168      $17,362,468
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

                                       2

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Intermediate Tax / AMT Free Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Intermediate Tax / AMT Free Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------